Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated September 4, 2013 to the Prospectus

dated January 31, 2013, as supplemented and revised,

and to the Statement of Additional Information (“SAI”) dated June 10, 2013

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED AUGUST 22, 2013 TO THE ABOVE-REFERENCED PROSPECTUS AND SAI. THIS SUPPLEMENT CONTAINS ADDITIONAL INFORMATION ABOUT THE EFFECT OF REMOVING THE EXPENSE LIMIT FOR VIRTUS DYNAMIC ALPHASECTOR® FUND.

IMPORTANT NOTICE TO INVESTORS

Effective August 22, 2013, the fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”), has discontinued the voluntary limit on Other Expenses of the fund. Accordingly, all references to a voluntary limit of the fund’s Other Expenses in the Statutory Prospectus and SAI are hereby removed. For clarity, because the fund’s assets have increased significantly since the date of the Statutory Prospectus and SAI, after discontinuing the voluntary limit on Other Expenses the fund’s Total Annual Fund Operating Expenses are still well below those shown in the Fees and Expenses table in the fund’s Prospectuses. As of the date of this Supplement, the fund’s total operating expenses are as follows: Class A Shares, 2.56%; Class B Shares, 3.31%; Class C Shares, 3.31%; and Class I Shares, 2.31%. Under certain conditions, VIA may recapture fees waived and expenses reimbursed under the previous expense limitation arrangement for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT 8020/DASFCapRemoved2 (9/13)